NUMBER W-	WARRANTS
[SYMBOL]

THIS WARRANT WILL BE VOID
IF REDEEMED OR NOT
EXERCISED PRIOR TO
5:00 P.M. [NEW YORK CITY] TIME
ON [_____________], 2012

SKYSTAR BIO-PHARMACEUTICAL COMPANY

CUSIP

WARRANT

THIS CERTIFIES THAT, for value received [__________] is the registered holder of a Warrant or Warrants expiring [__________], 2012 or earlier upon redemption (the "Warrant") to purchase one-quarter (¼) of fully paid and non-assessable share of Common Stock, par value $0.001 per share ("Shares"), of Skystar Bio-Pharmaceutical Company, a Nevada corporation (the "Company"), for each Warrant evidenced by this Warrant Certificate. The Warrant entitles the holder thereof to purchase from the Company such number of Shares of the Company at the price of $[_____] per ¼ share (the “Warrant Price”), upon surrender of this Warrant Certificate accompanied by the annexed duly executed exercise form and payment of the Warrant Price at the office or agency of [__________] (the "Warrant Agent") (such payment to be made by check made payable to the Warrant Agent), but only subject to the conditions set forth herein and in the Warrant Agreement between the Company and the Warrant Agent, and only if (i) at the time a holder seeks to exercise this Warrant, a registration statement is effective with respect to the Common Stock underlying the Warrants and (ii) the Common Stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the Warrants.

The Warrant Agreement provides that upon the occurrence of certain events, the Warrant Price and the number of Shares purchasable hereunder, set forth on the face hereof, may, subject to certain conditions, be adjusted.

The Warrants are exercisable in even numbers, for whole Shares only, and no fraction of a Share will be issued upon any exercise of a Warrant. If the holder of a Warrant would be entitled to receive a fraction of a Share upon any exercise of a Warrant, the Company shall, upon such exercise, round up or down to the nearest whole number the number of Shares to be issued to such holder.

Upon any exercise of the Warrant for less than the total number of full Shares provided for herein, there shall be issued to the registered holder hereof or his assignee a new Warrant Certificate covering the number of Shares for which the Warrant has not been exercised.

Warrant Certificates, when surrendered at the office or agency of the Warrant Agent by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.

Upon due presentment for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any applicable tax or other governmental charge.

The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the registered holder and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

This Warrant does not entitle the registered holder to any of the rights of a stockholder of the Company.

[Commencing on the date which is 6 months from the date of the prospectus], the Company reserves the right to redeem the Warrant, in whole but not in part, at any time prior to its exercise, with a notice of redemption in writing to the holders of record of the Warrant, giving 30 days' notice of such redemption at any time after the Warrant becomes exercisable if the last sale price of the Shares has been at least $[_____] per share on each of 20 consecutive trading days within any 30 trading day period ending on the third business day prior to the 30-day notice of such redemption is given. The redemption price of the Warrants is to be $0.01 per Warrant. Any Warrant either not exercised or tendered back to the Company by the end of the date specified in the notice of redemption shall be canceled on the books of the Company and have no further value except for the $0.01 redemption price.

By: SKYSTAR BIO-PHARMACEUTICAL COMPANY
By:	By:
President	Secretary

EXERCISE FORM

Form to be used to exercise Warrant:

Skystar Bio-Pharmaceutical Company
Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South,
Gaoxin District, Xian Province, P.R. China
Date: __________, 20__

The undersigned hereby elects irrevocably to exercise all of the within Warrants and to purchase shares of Common Stock of Skystar Bio-Pharmaceutical Company and hereby makes payment of $_______ (at the rate of $[____] per share of Common Stock) in payment of the Warrant Price pursuant thereto. Please issue the Common Stock as to which the within Warrants are exercised in accordance with the instructions given below.

Signature ________________________________
Signature Guaranteed

INSTRUCTIONS FOR REGISTRATION OF SECURITIES
Name	(Print in Block Letters)
Address

Social Security or Tax Identification Number

NOTICE: THE SIGNATURE TO THIS FORM MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN WARRANT CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, OTHER THAN A SAVINGS BANK, OR BY A TRUST COMPANY OR BY A FIRM HAVING MEMBERSHIP ON A REGISTERED NATIONAL SECURITIES EXCHANGE.

ASSIGNMENT

To Be Executed by the Registered Holder in Order to Assign Warrants

For Value Received, ______________ hereby sell, assign, and transfer unto

____________________________________________________________
(PLEASE TYPE OR PRINT NAME AND ADDRESS)

____________________________________________________________
(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to
(PLEASE PRINT OR TYPE NAME AND ADDRESS)

of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitute and appoint Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:
(SIGNATURE)

THE SIGNATURE TO THE ASSIGNMENT OF THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR CHICAGO STOCK EXCHANGE.